EXHIBIT 13.2

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of International Tower Hill Mines Ltd. (the “Company”) on Form 20-F for the year ended May 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael W. Kinley, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

3.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

4.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  December 21, 2006

/s/ Michael W. Kinley

Michael W. Kinley
Chief Financial Officer